UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  January 1, 2009

Dresser-Rand Group Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32586	20-1780492
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)

10205 Westheimer Road, Houston, Texas	77042
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code:  (713) 467-2221

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

Effective January 1, 2009, the following additions were made to the Dresser-Rand Group Inc. (NYSE: DRC), executive leadership team.
Jerry Walker, the newly appointed Vice President and General Manager of North America Operations, will also assume responsibility for overseeing the Asia Pacific Operations.  Walker joins Dresser-Rand after more than 15 years with Honeywell, most recently as Vice President of Global Operations where he led all aspects of manufacturing, supply chain and project operations for Honeywell’s industrial automation and control business.  Walker holds a B.S. in Chemical engineering from Notre Dame University and an M.B.A. from Northwestern University.

Luciano Mozzato, who will assume the role of Executive Vice President Product Services, joins the Company from United Technologies where he has held several leadership positions as a General Manager in the U.S., South America, and Italy.  Mozzato holds a diploma in Electrical Engineering from ITI University in Italy, and a Bachelor’s Degree in Mechanical Engineering from Hartford University in Connecticut.

Nicoletta Giadrossi is named Vice President and General Manager for the European Operations (ESA). Giadrossi, whose most recent industry experience was as the General Manager leading the downstream business of GE Oil & Gas, received her B.A. in Mathematics and Economics from Yale University, and an M.B.A. from Harvard University.

Sammy Antoun returns to Dresser-Rand as Vice President and General Manager of the newly formed MENA (Middle East and North Africa) Operations. Antoun spent 30 years with the company in a variety of positions and brings his unique understanding of the Company and its clients to this region.  Given the strong interface with the ESA operations based staff, Antoun will report directly to the Vice President & General Manager of ESA, Nicoletta Giadrossi. Antoun holds a degree in Mechanical Engineering from the University of BRNO in the former Czechoslovakia.

A copy of the news release, dated January 2, 2009, is attached hereto as Exhibit 99.1.

All information in the report is furnished and shall not be deemed "filed" with the SEC for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that Section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent registrant specifically incorporated it by reference.

(d)	Exhibits. The following exhibit is furnished with this Form 8-K:

Exhibit No.	Description
99.1	News Release of Dresser-Rand Group Inc. dated January 2, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dresser-Rand Group Inc.

DATED: January 2, 2009	By:	/s/ Mark F. Mai
Mark F. Mai
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	News Release of Dresser-Rand Group Inc. dated January 2, 2009